EXHIBIT 99










         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report, dated June 20, 1996, included in Owens Corning Savings and Profit
Sharing Plan's annual report on Form 11-K for the year ended
December 31, 1995, into the Company's previously filed
Registration Statements on Form S-8 (File Nos. 33-9986 and 33-27209).




                                   ARTHUR ANDERSEN LLP




Toledo, Ohio,
  June 20, 1996.